                                                                    EXHIBIT 10.5

            AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT


         THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement"), dated as of December 21, 2001, is by and among SYKES ENTERPRISES, INCORPORATED, a Florida corporation (the "Borrower"), certain Subsidiaries of the Borrower, as Guarantors (the "Guarantors"), the various lending institutions parties hereto and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (in such capacity, the "Agent").

                              W I T N E S S E T H:


         WHEREAS, the Borrower, the Guarantors, the various lending institutions parties hereto and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of May 2, 2000 (as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of June 22, 2001, the "Existing Credit Agreement"); and

         WHEREAS, the Borrower, the Guarantors, the Required Lenders (as defined in the Existing Credit Agreement) and the Agent have agreed to amend the Existing Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

                                        I
                                   DEFINITIONS

         SECTION 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.


         "Amendment No. 2 Effective Date" is defined in Section 5.1.

         SECTION 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                       II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective as of the Amendment No. 2 Effective Date, the Existing Credit Agreement is hereby amended in accordance with Article II. Except as so amended, the Existing Credit Agreement, the Notes and the other Credit Documents shall continue in full force and effect.

         SECTION 2.1.  Amendments to Section 1.

                  (a) Section 1.1 of the Existing Credit Agreement is hereby amended by inserting, in the alphabetically appropriate place, the following definitions:

                           "Amendment No. 2" means Amendment No. 2 to Credit
                  Agreement, dated as of December 21, 2001, among the Borrower, the Guarantors, the Required Lenders and the Agent, amending this Credit Agreement as then in effect.

                           "Amendment No. 2 Effective Date" means December 21,
                  2001 provided that Amendment No. 2 shall have become effective in accordance with its terms.

                  (b) Section 1.1 of the Existing Credit Agreement is hereby amended by amending in its entirety the definition for "Pledge Agreements" to read as follows:

                           "Pledge Agreements" means (a) that certain pledge
                  agreement dated as of the Closing Date executed by the Borrower in favor of the Agent with respect to 66% of the Voting Stock owned by the Borrower in McQueen International Limited, a Scottish corporation, (b) that certain pledge agreement dated as of the Amendment No. 2 Effective Date executed by the Borrower in favor of the Agent with respect to 100% of the membership interests in Sykes Global Holdings, LLC, a Delaware limited liability company and Sykes LP Holdings, LLC, a Delaware limited liability company, held by the Borrower, and (c) any additional pledge agreements entered into in accordance with the provisions of Section 7.11, in each case as amended and modified, to secure on a pari passu basis the obligations owing under this Credit Agreement and the Indebtedness permitted by Section 8.1(g).

         SECTION 2.2. Amendment to Section 6.12. The first sentence of Section
6.12 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                  Set forth on Schedule 6.12 is a complete and accurate list as of the Amendment No. 2 Effective Date of all Subsidiaries of the Borrower and of the share ownership of the Borrower and each such Subsidiary.

         SECTION 2.3. Amendment to Section 7.11. Section 7.11 of the Existing Credit Agreement is hereby amended by replacing each reference to "66%" therein with a reference to "65%".

         SECTION 2.4. Addition of Section 8.10 is hereby added to the Existing Credit Agreement to read as follows:

         SECTION 8.10.  SYKES INVESTMENTS C.V.

                  Without the prior consent of the Required Lenders, permit Sykes LP Holdings, LLC or Sykes Global Holdings, LLC to transfer any of their respective partnership or other ownership interests in Sykes Investments C.V., a Dutch limited partnership.

         SECTION 2.5. Amendment to Schedule 6.12. Schedule 6.12 to the Existing Credit Agreement is hereby deleted in its entirety and new Schedule 6.12 attached hereto is substituted therefor.

                                       III
                  CONSENT AND WAIVER RELATING TO REORGANIZATION

         SECTION 3.1. Consent and Waiver. In connection with the pending reorganization of the Borrower's corporate organizational structure, the Required Lenders hereby (a) acknowledge their consent to the specific intercompany transactions outlined on Annex A hereto, to the extent such transactions are described on such Annex A, (b) waive any Default or Event of Default that may arise under Section 8 of the Amended Credit Agreement solely as a result of the consummation of the intercompany transactions outlined on Annex A hereto, to the extent such transactions are described on such Annex A, (c) acknowledge and agree that the intercompany payments and distributions made as a result of the reorganization as described on such Annex A, shall not be regarded as Restricted Payments for purposes of Section 8.7 of the Amended Credit Agreement, and (d) waive the requirement pursuant to Section 7.11 of the Existing Credit Agreement that the Borrower or any Subsidiary of the Borrower cause to be pledged the Voting Stock of Sykes Investments C.V. a Dutch limited partnership. The waivers set forth in this Section 3.1 are one-time waiver and shall not be construed to be (i) waivers as to future compliance with Sections 7 or 8 of the Amended Credit Agreement, (ii) waivers of any other Default or Event of Default that may exist or (iii) an amendment of or modification to the Existing Credit Agreement. The Agent and the Lenders hereby reserve all of their rights, powers and remedies under the Amended Credit Agreement, after giving effect to this Agreement, and applicable law.

                                       IV
                   RELEASE OF PLEDGE RELATING TO SYKES CANADA

         SECTION 4.1. Release of Pledge Agreement and Related Collateral. The Required Lenders hereby authorize and instruct Bank of America, as collateral agent (in such capacity, the "Collateral Agent"), to release, effective as of the Amendment No. 2 Effective Date, (a) that certain Pledge Agreement dated as of May 2, 2000 given by the Borrower in favor of the Collateral Agent with respect to the Borrower's pledge of 66% of the capital stock of Sykes Canada Corporation (formerly Oracle Service Networks Corporation) and (b) the capital stock and related collateral pledged pursuant to such Pledge Agreement.

                                        V
                           CONDITIONS TO EFFECTIVENESS

         SECTION 5.1. Amendment No. 2 Effective Date. This Agreement shall be and become effective as of the date hereof (the "Amendment No. 2 Effective Date") when all of the conditions set forth in this Section 5.1 shall have been satisfied, and thereafter, this Agreement No. 2 shall be known, and may be referred to, as "Amendment No. 2."

                  SECTION 5.1.1. Execution of Counterparts. The Agent shall have received (including by telecopy) counterparts of (a) this Agreement which shall have been duly executed on behalf of the Borrower, the Guarantors, the Agent and the Required Lenders, (b) a Guarantor Joinder Agreement dated as of the date hereof which shall have been duly executed by Sykes Global Holdings L.L.C. ("USLLC") and Sykes LP Holdings, LLC ("LPLLC) and (c) a Pledge Agreement dated as of the date hereof which shall have been duly executed by the Borrower in connection with the pledge of 100% of the membership interests USLLC and LPLLC.

                  SECTION 5.1.2. Legal Details, Etc. All documents executed or submitted pursuant hereto shall be reasonably satisfactory in form and substance to the Agent and its counsel prior to or by the time of closing. Prior to or by the time of closing, the Agent and its counsel shall have received all information, legal opinions and other documents, and such counterpart originals or such certified or other copies of such originals, as the Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Agreement shall be reasonably satisfactory to the Agent and its counsel.

                  SECTION 5.1.3. Payment of Amendment Fee. The Borrower shall have paid to the Agent a fee in connection with this Agreement in an amount equal to 0.075% multiplied by the aggregate Revolving Commitments of the Consenting Lenders (as defined below) such fee being for the account of each such Lender pro rata according to such Lender's Revolving Commitment; provided, however, that such fee shall be payable only to those Lenders (the "Consenting Lenders") that shall have returned (including via telecopy) executed signature pages to this Agreement on or before Wednesday, December 19, 2001, as directed by the Agent.

                                       VI
                                  MISCELLANEOUS

         SECTION 6.1. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders that, after giving effect to this Agreement, (a) no Default or Event of Default exists under the Amended Credit Agreement or any of the other Credit Documents and (b) the representations and warranties set forth in Section 6 of the Amended Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

         SECTION 6.2. Cross-References. References in this Agreement to any Section are, unless otherwise specified, to such Section of this Agreement.

         SECTION 6.3. Instrument Pursuant to Existing Credit Agreement. This Agreement is a document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SECTION 6.4. Credit Documents. The Borrower and the Guarantors hereby confirm and agree that the Credit Documents are, and shall continue to be, in full force and effect, and hereby ratify and confirm in all respects their obligations thereunder, except that, upon the effectiveness of, and on and after the date of this Agreement, all references in each Credit Document to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement shall mean the Amended Credit Agreement.

         SECTION 6.5. Counterparts, Effectiveness, Etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

         SECTION 6.6. Governing Law; Entire Agreement. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

         SECTION 6.7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


              [the remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

BORROWER:               SYKES ENTERPRISES, INCORPORATED


                        By: /S/ W. Michael Kipphut
                           --------------------------------------------------
                        Name: W. Michael Kipphut
                        Title: Sr. Vice President and Chief Financial Officer


GUARANTORS:             SYKES REALTY, INC.


                        By:/S/ W. Michael Kipphut
                           ---------------------------------------------------
                        Name: W. Michael Kipphut
                        Title: Vice President and Chief Financial Officer


                        SYKES E-COMMERCE INCORPORATED


                        By:/S/ W. Michael Kipphut
                        ------------------------------------------------------
                        Name: W. Michael Kipphut
                        Title: Secretary and Treasurer


                        SYKES GLOBAL HOLDINGS L.L.C.


                        By:/S/ W. Michael Kipphut
                           ---------------------------------------------------
                        Name: W. Michael Kipphut
                        Title: Sr. Vice President and Chief Financial Officer


                        SYKES LP HOLDINGS L.L.C.


                        By:/S/ W. Michael Kipphut
                           ---------------------------------------------------
                        Name: W. Michael Kipphut
                        Title: Sr. Vice President and Chief Financial Officer


                                                              Amendment No. 2 to
                                           Amended and Restated Credit Agreement
                                                                 (December 2001)

LENDERS: BANK OF AMERICA, N.A., individually in its capacity as a Lender and in its capacity as Agent


                        By:/S/ John E. Williams
                           ---------------------------------------------------
                        Name: John E. Williams
                        Title: Managing Director


                        SUNTRUST BANK


                        By:/S/ Karen C. Copeland
                           ---------------------------------------------------
                        Name: Karen C. Copeland
                        Title: Vice President


                        FIRST UNION NATIONAL BANK


                        By:/S/ David L. Driggers
                        ------------------------------------------------------
                        Name: David L. Driggers
                        Title: Managing Director

                        BANK ONE, NA (formerly known as The First National Bank of Chicago)


                        By:/S/ Steven P. Sullivan
                           ---------------------------------------------------
                        Name: Steven P. Sullivan
                        Title: Associate


                        FLEET NATIONAL BANK


                        By:/S/ Thomas Engels
                        ------------------------------------------------------
                        Name: Thomas Engels
                        Title: Senior Vice President


                                                              Amendment No. 2 to
                                           Amended and Restated Credit Agreement
                                                                 (December 2001)

                        SOUTHTRUST BANK, formerly known as SouthTrust Bank, National Association


                        By:/S/ Leslie Fredericks
                        ---------------------------------------------------
                        Name: Leslie Fredericks
                        Title: Vice President


                        BNP PARISBAS


                        By:/S/ Aurora Abella
                        ---------------------------------------------------
                        Name: Aurora Abella
                        Title: Vice President

                        By:/S/ Craig Pierce
                        ---------------------------------------------------
                        Name: Craig Pierce
                        Title: Associate


                                                              Amendment No. 2 to
                                           Amended and Restated Credit Agreement
                                                                 (December 2001)

                                 SCHEDULE 6.12

                            SCHEDULE OF SUBSIDIARIES


COMPANY NAME                                                        JURISDICTION                OWNERSHIP                % OWNED

Sykes Enterprises, Incorporated                                   Florida           Publicly Held                             %
1.   Sykes Realty, Inc.                                           Florida           Sykes Enterprises, Incorporated        100%
2.   Sykes Enterprises Delaware, Inc.                             Delaware          Sykes Enterprises, Incorporated        100%
3.   Sykes Enterprises - South Africa, Inc.                       Florida           Sykes Enterprises, Incorporated        100%
4.   Sykes Enterprises of Canada, Inc.                            Canada            Sykes Enterprises, Incorporated        100%
5.   Sykes Financial Services, Inc.                               Maryland          Sykes Enterprises, Incorporated        100%
6.   SEI Technical Services, Ltd.                                 London            Sykes Enterprises, Incorporated         50%
                                                                                    John Sykes                              50%
7.   McQueen International Incorporated                           California        Sykes Enterprises, Incorporated        100%
     A.  Sykes E-Commerce, Incorporated                           Delaware          McQueen International                  100%
                                                                                    Incorporated

8.   Sykes Latin America, S.A.                                    Costa Rica        Sykes Enterprises, Incorporated        100%
9.   Sykes Enterprises Incorporated, S.L.                         Spain             Sykes Enterprises, Incorporated        100%
10.  McQueen International Limited                                Scotland          Sykes Enterprises, Incorporated        100%
     A.  McQueen Europe Limited                                   Scotland          McQueen International Limited          100%
         1)   Sykes Netherlands B.V.                              Netherlands       McQueen Europe Limited                 100%
              a)  McQueen Skandinavian AB                         Sweden            Sykes Netherlands B.V.                 100%
              b)  McQueen International B.V.                      Netherlands       Sykes Netherlands B.V.                 100%
              c)  Sykes Asia Inc.                                 Philippines       Sykes Netherlands B.V.                 100%
              d)  Sykes France S.A.                               France            Sykes Netherlands B.V.                 100%
         2)   Sykes Europe Limited                                Scotland          McQueen International Limited          100%
              a)  McQueen Graphics Limited                        Scotland          Sykes Europe Limited                   100%
              b)  Printsoft Limited                               Scotland          Sykes Europe Limited                   100%
              c)  McQueen Direct Limited                          Scotland          Sykes Europe Limited                   100%
              d)  McQueen ESOT Trustees Limited                   Scotland          Sykes Europe Limited                   100%
              e)  McQueen Integrated Manufacturing Services       Scotland          Sykes Europe Limited                   100%
                  Limited

              f)  LINK Network Limited                            Scotland          Sykes Europe Limited                   100%
11.  Sykes Holdings of Belgium B.V.B.A.                           Belgium           Sykes Enterprises, Incorporated         99%
                                                                                    Sykes Enterprises Incorporated BV        1%
     A.  Sykes Belgium N.V.                                       Belgium           Sykes Holdings of Belgium              100%
                                                                                    B.V.B.A.
12.  Sykes Investments CV                                         Netherlands       Sykes LP Holdings, LLC               99.99%
                                                                                    Sykes Global Holdings, LLC            0.01%
     A.  Sykes Enterprises Incorporated Holdings B.V.             Netherlands       Sykes Investments CV                   100%
         1)   Sykes Datasvar Support AB                           Sweden            Sykes Enterprises Incorporated         100%
                                                                                    Holdings B.V.
              a)  Twin Point AB                                   Sweden            Sykes Datasvar Support AB              100%
         2)   Sykes International Holdings BV                     Netherlands       Sykes Enterprises Incorporated         100%
                                                                                    Holdings B.V.
              a)  Sykes Canada, Inc.                              Canada            Sykes International Holdings BV        100%
                  1)  248 Pall Mall (London) Inc.                 Canada            Sykes Canada, Inc.                     100%
                      i)    Station Park Fitness Club Inc.        Canada            248 Pall Mall (London) Inc.            100%
                  2)  Clinidata Incorporated                      Canada            Sykes Canada, Inc.                     100%
                  3)  Sykes Enterprises GmbH                      Germany           Sykes Canada, Inc.                     100%
                      i)    Sykes Enterprises Hamburg Hannover    Germany           Sykes Enterprises GmbH                  90%
                            GmbH & Co. KG
                                                                                    Sykes Enterprises Verwaltungs           10%
                                                                                    und Management GmbH
                      ii)   Sykes Enterprises Verwaltungs und     Germany           Sykes Enterprises GmbH                 100%
                            Management GmbH
                      iii)  Tas Hedi Fabinyi Telemarketing Und    Germany           Sykes Enterprises GmbH                  90%
                            Kommunikationskonzepte GmbH & Co. KG                    Sykes Verwaltungesellschaft mbH         10%
                      iv)   Sykes Verwaltungesellschaft mbH       Germany           Sykes Enterprises GmbH                 100%
                      v)    Sykes Enterprises Support Services    Germany           Sykes Enterprises GmbH                  49%
                            B.V. & Co. KG                                           Sykes Enterprises Incorporated BV       51%
                      vi)   Sykes Enterprises Management GmbH     Germany           Sykes Enterprises GmbH                 100%
                      vii)  Sykes Enterprises Verwaltungs und     Germany           Sykes Enterprises GmbH                 100%
                            Beteiligungsgellschaft mbH

                      viii) Sykes Enterprises Bochum GmbH & Co.   Germany           Sykes Enterprises GmbH                  90%
                            KG                                                      Sykes Enterprises Management GmbH       10%
                            -   Sykes Enterprises Wilhemslaven    Germany           Sykes Enterprises Bochum GmbH &      99.92%
                                GmbH & Co. KG                                       Co. KG
                                                                                    Sykes Enterprises Verwaltungs         0.08%
                                                                                    und Beteiligungsgellschaft mbH
                            -   TST Tele Service Team, GmbH       Germany           Sykes Enterprises Bochum GmbH &         64%
                                                                                    Co. KG
                                                                                    Iris Gordelik                           26%
                                                                                    Norbert Bromkamp                        10%
                            -   T.O.P. Teleshopping, GmbH         Germany           Sykes Enterprises Bochum GmbH &         67%
                                                                                    Co. KG

                                                                                    Hans-Joachim Grun                       33%
         3)   Sykes Enterprises Incorporated BV                   Netherlands       Sykes Enterprises Incorporated         100%
                                                                                    Holdings BV
              a)  Sykes Enterprises Istanbul Limited Sirket       Turkey            Sykes Enterprises Incorporated BV      100%
              b)  Sykes Information Technology China (Shanghai)   China             Sykes Enterprises Incorporated BV      100%
                   Co. Ltd.
              c)  Sykes Enterprises Italy S.r.L                   Italy             Sykes Enterprises Incorporated BV      100%
              d)  Sykes Enterprises. Kft. Budapest                Hungary           Sykes Enterprises Incorporated BV      100%
              e)  Sykes Central Europe Kft                        Hungary           Sykes Enterprises Incorporated BV     99.8%
                                                                                    Mr. Gyorgy Laszio                      0.2%
              f)  Sykes Finland Oyin                              Finland           Sykes Enterprises Incorporated BV      100%
13.  Sykes Global Holdings, LLC                                   Delaware          Sykes Enterprises, Incorporated        100%
14.  Sykes LP Holdings, LLC                                       Delaware          Sykes Enterprises, Incorporated        100%

                                     ANNEX A

                    Description of Borrower's Reorganization

Please see below a description of the proposed planning for Sykes Enterprises, Incorporated (hereinafter referred to as "Sykes" or "the Company").

The purpose of this planning is to improve the Company's treasury position by allowing it to efficiently transfer funds amongst its domestic and foreign group members in accord with its business objectives.

In general, the planning contemplates a contribution of various foreign subsidiaries to a newly formed Dutch limited partnership, (a "Commanditaire Vennootschap" or "CV"). Prior to their contribution, the Company has held these foreign subsidiaries directly. The CV will thereafter act as a European holding company for many of Sykes' foreign subsidiaries.

The planning also contemplates a transaction whereby Sykes' Canadian subsidiary will purchase Sykes' Germany subsidiaries.

The Company will effect the planning through a series of steps. The significant details of these steps are set out below. Although the transactions and amounts included below represent Sykes' current plan, the actual transactions and amounts may be slightly different.

         1.       Sykes will form two new subsidiaries:

                  - Sykes Canada Company, a Canadian unlimited liability corporation (hereinafter referred to as "SCC ULC") and

                  - Sykes International Holdings BV, a Dutch corporation (hereinafter referred to as "NBV");

                  Sykes will fund these entities with the minimum capital required;

         2. Sykes will contribute the shares of SCC ULC to the capital of Sykes Canada Corporation, ("SCC"), a wholly owned Canadian subsidiary of Sykes;

         3. Sykes will contribute the shares of SCC, NBV and the shares of its wholly owned Swedish subsidiary, Datasvar, to its previously-existing Dutch subsidiary, Sykes Enterprises Holdings, BV (hereinafter referred to as "HBV");

         4.       HBV will contribute the shares of SCC to NBV;

         5. Sykes will form two new wholly-owned US subsidiary, Sykes Global Holdings, LLC (referred to herein as "US LLC") and Sykes LP Holding, LLC (referred to herein as "LPLLC");

         6. Sykes, through US LLC and LPLLC will create a new Dutch entity, Sykes Investments, CV (hereinafter referred to as "CV"); LPLLC will act as a limited partner of CV holding in excess of 99.99%, and US LLC will act as a general partner, holding less than 0.01%;

         7. Sykes will contribute the shares of Sykes Enterprises GmbH, its wholly owned German subsidiary (hereinafter referred to as SE_GmbH), and the shares of HBV to CV.

         8. SCC and SCC ULC will amalgamate with the resulting Canadian entity taking on unlimited liability form (the surviving entity will hereinafter be referred to as "CanSub ULC");

         9. CV will sell approximately $10 million of shares of SE_GmbH to NBV in exchange for a note payable issued by NBV (hereinafter referred to as the "NBV Note");

         10. CV will sell its remaining shares of SE_GmbH to CanSub ULC in exchange for an approximately $40 million note payable issued by CanSub ULC (The "CanSub Note") and for additional shares of CanSub ULC;

         11. NBV will contribute the SE_GmbH shares it recently purchased (as described above) to the capital of CanSub ULC;

         12. CV will sell the CanSub Note to HBV in exchange for an approximately $40 million note payable issued by HBV;

         13. CanSub ULC will distribute approximately $13 million of cash to NBV as a distribution of capital;

         14. NBV will distribute approximately $13 million of cash to CV in full satisfaction of the NBV Note; and

         15. CV will distribute approximately $13 million of cash to Sykes as a partnership distribution.